Marketable Securities:	12 Months Ended
Dec. 31, 2019
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	December 31,	December 31,
	2019	2018
Equity securities
Fair value at beginning of year	$287,638	$239,232
Increase (decrease) in fair value	(109,693)	48,406
Fair value at balance sheet date	$177,945	$287,638

Debt securities
Fair value at beginning of year	$-	$-
Acquisitions	-	88,500,000
Dispositions	-	(74,311,349)
Realized loss	-	(14,188,651)
Fair value at balance sheet date	$-	$-

Marketable equity securities are classified as trading securities and accounted for at fair value, based on quoted market prices with unrealized gains or losses recorded in the Consolidated Statements of Operations. Marketable debt securities are classified as trading securities and accounted for at fair value with any unrealized gains or losses recorded in the Consolidated Statements of Operations. The Company's marketable debt securities consisted of Venezuelan government bonds received under the Settlement Agreement (See Note 3, Arbitral Award, Settlement Agreement and Mining Data Sale), which were sold during 2018, resulting in a loss on sale of $14.2 million.

Accounting Standards Codification ("ASC") 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels: Level 1 inputs are quoted prices in active markets for identical assets or liabilities, Level 2 inputs are inputs other than quoted prices included within Level 1 that are directly or indirectly observable for the asset or liability and Level 3 inputs are unobservable inputs for the asset or liability that reflect the entity's own assumptions. The fair values of the Company's marketable equity securities as at the balance sheet date are based on Level 1 inputs.